Exhibit 10.8.7

*** Confidential Information has been omitted and filed separately with the Securities and Exchange Commission.

Wholesale Dedicated Internet

Port Size	Standard Rate	Port Size	Standard Rate	Port Size	Standard Rate	Port Size	Standard Rate
DS1 Burstable		DS3 Burstable		OC-3 Burstable		OC-12 Burstable
0-128K	***	0-3 Mbps	***	0-45 Mbps	***	0-150 Mbps	***
129-256	***	3.01-6	***	45-60	***	150-200	***
257-384	***	6.01-7.5	***	60-70	***	200-250	***
384-512	***	7.51-9	***	70-80	***	250-300	***
513-1.5M	***	9.01-10.5	***	80-90	***	300-350	***
		10.51-12	***	90-100	***	350-400	***
Price Protected	***	12.01-13.5	***	100-155	***	400-450	***
Double/Diverse	***	13.51-15	***			450-500	***
Shadow DS1	***	15.01-16.5	***	Shadow OC-3	***	500-550	***
768k	***	16.51-18	***	Price Protected	***	550-622	***
		18.01-19.5	***	Double/Diverse	***
NxDS1		19.51-21	***			Shadow OC-12	***
		21.01-45	***	Tiered		Price Protected	***
2xDS1	***			60 Mbps	***	Double/Diverse	***
3xDS1	***	Price Protected	***	70	***
4xDS1	***	Shadow DS3	***	80	***	Tiered
5xDS1	***	Double/Diverse	***	90	***	150 Mbps	***
6xDS1	***	Tiered		100	***	160	***
7xDS1	***	3 Mbps	***	155	***	180	***
8xDS1	***	6	***			200	***
Hawaii		9	***			250	***
Burstable		12	***			300	***
		15	***			350	***
0-128K	***	18	***			622	***
129-256	***	21	***
257-384	***	24	***
384-512	***	27	***
513-1.5M	***	30	***
		33	***
Price Protected	***	36	***
		39	***
		45	***

Dedicated Internet Discount Schedule

Monthly Recurring Revenue	Circuit Term

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Miscellaneous Ancillary Charges

Administrative Order Change		No Charge
Date Change		***
Expedite Charge		***
Domain Name Registration		***
Installation Charges
After Hours Up-Charge		***
DS1
	0 - 1.5M	***
	Price Protected	***
	Diverse	***
	Shadow	***
NxDS1		***
DS3		***
	Diverse	***
	Shadow	***
OC3		***
	Diverse	***
	Shadow	***
OC12		***
	Diverse	***
	Shadow	***
OC48		***
	Diverse	***
	Shadow	***
Cancellation Charge
	Pre Engineering	***
	Post Engineering	***
DS1 Local Access Connection		***
DS3 Local Access Connection		***
OC Local Access Connection		***
Reconfiguration/Upgrade
	DS1	***
	DS3	***
	OC service	***